SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2004 (July 26, 2004)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

NEW YORK	0-19034	No. 13-3444607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (914) 347-7000

NOT APPLICABLE

(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 5. Other Events.

     Dr. William Roberts has been appointed acting Vice President, Clinical Sciences, in addition to his role as Vice President, Regulatory Development. Dr. Hans-Peter Guler, the former Vice President, Clinical Sciences, resigned from the Company effective July 23, 2004 to pursue other opportunities.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

99(a) Press Release dated July 26, 2004.

Item 9, Regulation FD Disclosure and Item 12, Disclosure of Operations and Financial Condition.

     The following information is furnished pursuant to “Item 9. Regulation FD Disclosure” and “Item 12. Disclosure of Results of Operations and Financial Condition.” On Monday, July 26, 2004, Regeneron Pharmaceuticals, Inc. issued a press release to report the company’s financial results for the fiscal quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99(a).

     The information included in this Current Report on Form 8-K shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Regeneron Pharmaceuticals, Inc.

By: /s/ Stuart Kolinski

Stuart Kolinski Vice President & General Counsel

Date: July 27, 2004